UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 21, 2006
Sykes Enterprises, Incorporated

(Exact name of registrant as specified in its charter)

Florida	0-28274	56-1383460

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 N. Ashley Drive, Tampa, Florida	33602

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (813) 274-1000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1 RESTRICTED SHARE AND STOCK APPRECIATION RIGHT AWARD AGREEMENT
EX-99.2 RESTRICTED SHARE AWARD AGREEMENT

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
2007-2009 Equity Compensation Awards to Executive Officers
     On December 21, 2006, the Compensation Committee of the Registrant approved awards of performance and tenure based restricted shares and stock appreciation rights under the Registrant’s 2001 Equity Incentive Plan (the “Plan”), to certain executive officers as set forth below.

			Performance
			Restricted
		Annual	Share	SARs
Name	Title	Compensation	Percentage	Percentage

Charles Sykes	President & Chief Executive Officer	$500,000	133%	67%

W. Michael Kipphut	SVP, Finance & Chief Financial Officer	$368,500	80%	40%

Lawrence R. Zingale	SVP, Global Sales & Client Management	$305,000	67%	33%

James Hobby	SVP, Global Operations	$305,000	67%	33%

Bruce Woods	SVP, Healthcare & President, Sykes Canada	$225,000	67%	33%

James T. Holder	SVP & General Counsel	$235,000	40%	20%

David Pearson	SVP & Chief Information Officer	$210,000	40%	20%

Daniel Hernandez	SVP, Global Strategy	$200,000	40%	20%

Jenna Nelson	SVP, Human Resources	$200,000	40%	20%

				Employment
			Performance	Based
			Restricted	Restricted
		Annual	Share	Share
Name	Title	Compensation	Percentage	Percentage

William Rocktoff	VP & Corporate Controller	$189,280	20%	10%

Restricted Shares
     The restricted shares are shares of the Registrant’s common stock which are issued to the participant subject to (a) restrictions on transfer for a period of time and (b) forfeiture under certain conditions. The number of performance restricted shares awarded to each of the executive officers named above will be calculated on January 2, 2007 and will be the number of shares derived by multiplying 150% of the annual base salary of each individual by the applicable restricted share percentage set forth above, and then dividing that product by the closing price of the Registrant’s common stock on January 2, 2007. With regard to 2/3 of the performance restricted shares (the “Income Based Restricted Shares”), such Income Based Restricted Shares vest and the restrictions on their transfer lapse with respect to such vested shares on March 16, 2010, provided that (i) the Income from Operations of the Registrant, as reported in its audited Consolidated Statement of Operations, during fiscal years 2007, 2008 and 2009 (measured from January 1, 2007 through December 31, 2009, inclusive) equals a cumulative total of at least $106.13 million (“Income from Operations Calculation”), and (ii) the participant is employed by the Registrant or a subsidiary on March 16, 2010. The number of the Income Based Restricted Shares which will vest, and with regard to which the restrictions will lapse will be a number equal to 53.3% of the Income Based Restricted Shares in the event the Income from Operations Calculation is $106.13 million, and will increase on a pro-rata basis up to a number equal to 66.7% of the Income Based Restricted Shares in the event the Income from Operations Calculation is $110.21 million. In the event the Income from Operations Calculation is between $110.21 million and $120.88 million, the number of Income Based Restricted Shares which will vest, and with regard to which the restrictions will lapse will increase on a pro-rata basis between a number equal to 66.7% of the Income Based Restricted Shares up to a number equal to 100% of the Income Based Restricted Shares.
     With regard to the other 1/3 of the performance restricted shares (the “Revenue Based Restricted Shares”), such Revenue Based Restricted Shares vest and the restrictions on their transfer lapse with respect to such vested shares on March 16, 2010, provided that (i) the Gross Revenue from Operations of the Registrant, as reported in its audited Consolidated Statement of Operations, during fiscal years 2007, 2008 and 2009 (measured from January 1, 2007 through December 31, 2009, inclusive) equals a cumulative total of at least $1.932 billion (“Gross Revenue from Operations Calculation”), and (ii) the participant is employed by the Registrant or a subsidiary on March 16, 2010. The number of the Revenue Based Restricted Shares which will vest, and with regard to which the restrictions will lapse will be a number equal to 53.3% of the Revenue Based Restricted Shares in the event the Gross Revenue from Operations Calculation is $1.932 billion and will increase on a pro-rata basis up to a number equal to 66.7% of the Revenue Based Restricted Shares in the event the Gross Revenue from Operations Calculation is $1.992 billion. In the event the Gross Revenue from Operations Calculation is between $1.992 billion and 2.147 billion, the number of Revenue Based Restricted Shares which will vest, and with regard to which the restrictions will lapse will increase on a pro-rata basis between a number equal to 66.7% of the Revenue Based Restricted Shares up to a number equal to 100% of the Revenue Based Restricted Shares.
     In the event of a change in control (as defined in the Plan) prior to the date the restricted shares vest, all of the restricted shares will vest and the restrictions on transfer will lapse with respect to such vested shares on the date of the change in control, provided that participant is employed by the Registrant or a subsidiary on the date of the change in control.
     If the participant’s employment with the Registrant or subsidiary is terminated for any reason, either by the Registrant or participant, prior to the date on which the restricted shares have vested and the restrictions have lapsed with respect to such vested shares, any restricted shares remaining subject to the restrictions (together with any dividends paid thereon) will be forfeited, unless there has been a change in control prior to such date.
Stock Appreciation Rights
     The number of stock appreciation rights (“SARs”) awarded to each of the executive officers named above (excluding William Rocktoff, who will not receive SARs) will be calculated on January 2, 2007, and will be the number of SARs derived by multiplying the annual base salary of each individual by the respective SAR percentage set forth above, and then dividing that product by the closing price of the Registrant’s common stock on January 2, 2007. The SARs represent the right to receive that number of shares of common stock of the Registrant determined by dividing (i) the total number of shares of stock subject to the SARs being exercised by the participant, multiplied by the amount by which the fair market value (as defined in the Plan) of a share of stock on the day the right is exercised exceeds the fair market value of a share of stock on January 2, 2007, by (ii) the fair market value of a share of stock on the exercise date.
     The SARs have a term of 10 years, and 1/3 of the SARs vest and become exercisable on and after each of March 16, 2008, March 16, 2009 and March 16, 2010, provided that participant is employed by the Registrant or a subsidiary on such date. In the event of a change in control, the SARs will vest on the date of the change in control, provided that participant is employed by the Registrant or a subsidiary on the date of the change in control.
     If the participant: (i) dies while employed by the Registrant or a subsidiary or within the period when the SARs could have otherwise been exercised by the participant; (ii) terminates employment with the Registrant or a subsidiary by reason of the permanent and total disability of the participant; or (iii) terminates employment with the Registrant or a subsidiary as a result of the participant’s retirement, provided that the Registrant or such subsidiary has consented in writing to the participant’s retirement, then, in each such case, the participant, or the representatives of the participant, will have the right, at any time within three months after the death, disability or retirement of the participant, and prior to the tenth anniversary of the date of grant of the SARs, to exercise the SARs to the extent the SARs were exercisable by the participant immediately prior to the participant’s death, disability or retirement.
     The SARs are exercisable only within three months after the termination of the participant’s employment with the Registrant or a subsidiary, other than by reason of the participant’s death, permanent disability or retirement with the consent of the Registrant or a subsidiary, but only if and to the extent the SARs were exercisable immediately prior to such termination. If the participant’s employment is terminated for cause, or the participant terminates his or her own employment with the Registrant, any portion of the SARs not yet exercised (whether or not vested) terminates immediately on the date of termination of employment.
     The restricted stock and SARs will be awarded pursuant to a Restricted Share and Stock Appreciation Right Award Agreement in the form filed as Exhibit 99.1 to this report.
Employment Based Restricted Stock
     The number of shares of employment based restricted stock awarded to William Rocktoff will be calculated on January 2, 2007, and will be determined by multiplying the annual base salary of Mr. Rocktoff by the employment based restricted stock percentage set forth above, and then dividing that product by the closing price of the Registrant’s common stock on January 2, 2007.
     The employment based restricted shares vest and the restrictions on their transfer lapse with respect to such vested shares in equal installments of 1/3 of the total number of employment based restricted shares on and after each of March 16, 2008, March 16, 2009 and March 16, 2010, provided that Mr. Rocktoff is employed by the Registrant or a subsidiary on such date. In the event of a change in control (as defined in the Plan) prior to the date the employment based restricted shares vest, all of the employment based restricted shares will vest and the restrictions on transfer will lapse with respect to such vested shares on the date of the change in control, provided that Mr. Rocktoff is employed by the Registrant or a subsidiary on the date of the change in control.
     The restricted stock will be awarded to Mr. Rocktoff pursuant to a Restricted Share Agreement in the form filed as Exhibit 99.2 to this report.

Item 9.01. Financial Statements and Exhibits.
(c) The following exhibits are included with this Report:
Exhibit 99.1 Form of Restricted Share and Stock Appreciation Right Award Agreement.
Exhibit 99.2 Form of Restricted Share Award Agreement
(Remainder of page intentionally left blank.)

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYKES ENTERPRISES, INCORPORATED
By:	/s/ W. Michael Kipphut
W. Michael Kipphut
Senior Vice President and Chief Financial Officer

Date: December 28, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Form of Restricted Share and Stock Appreciation Right Award Agreement
99.2	Form of Restricted Share Award Agreement